UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 21, 2025
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2025, certain subsidiaries of Vera Bradley, Inc. (the “Company”), JP Morgan Chase Bank, N.A., as the administrative agent, and lenders party thereto, entered into a Fifth Amendment to Credit Agreement and Second Amendment to Pledge and Security Agreement (the “Amendment”) with respect to the asset based revolving Credit Agreement (as amended, the “Credit Agreement”) and the Pledge and Security Agreement (as amended, the “Security Agreement”), each originally dated September 7, 2018 and as amended prior to the date of the Amendment.

The Amendment amended the Credit Agreement to, among other things: (i) permit the sale of certain real property assets without requiring the application of the proceeds from such sale to be used to repay amounts outstanding under the Credit Agreement, (ii) remove the prohibition against sale and leaseback transactions and (iii) increase the amount of Company assets permitted to be disposed of in any fiscal year outside the ordinary course of business from $5,000,000 to $10,000,000.

The Amendment amended the Security Agreement to, among other things, (i) grant a security interest in certain of the Company’s or its subsidiaries’ intellectual property, and (ii) grant certain non-exclusive licenses with respect to certain intellectual property in favor with JP Morgan Chase Bank, N.A. in its capacity as the administrative agent. Also on October 21, 2025 and in connection with the Amendment, Vera Bradley Deigns, Inc., a subsidiary of the Company, entered into customary security agreements granting the security interests required by the Amendment to JP Morgan Chase Bank, N.A. in its capacity as the collateral agent under the Security Agreement.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 to this Current Report on Form 8-K is incorporated by referenced into this Item 2.03.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1
Fifth Amendment to Credit Agreement and Second Amendment to Pledge and Security Agreement dated as of October 21, 2025 among Vera Bradley Designs, Inc., the other borrowers party thereto, JPMorgan Chase Bank, N.A., and the lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: October 27, 2025	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer